UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.       )
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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
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☐	Soliciting Material Under §240.14a-12
Willis Group Holdings Limited

(Name of Registrant as Specified in its Charter)
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Pursuant to an order of the Supreme Court of Bermuda, on November 19, 2009, Willis Group Holdings Limited published the following notice in the The Royal Gazette (in Bermuda) and in the U.S. and international editions of The Wall Street Journal.
NOTICE OF SPECIAL COURT-ORDERED MEETING OF COMMON SHAREHOLDERS
IN THE SUPREME COURT OF BERMUDA
CIVIL JURISDICTION (COMMERCIAL COURT)
2009: NO. 347
IN THE MATTER OF WILLIS GROUP HOLDINGS LIMITED
AND IN THE MATTER OF SECTION 99 OF THE COMPANIES ACT 1981
NOTICE OF MEETING OF WILLIS GROUP HOLDINGS LIMITED
COMMON SHAREHOLDERS TO BE HELD AT 9:00 A.M. EASTERN TIME ON DECEMBER 11, 2009
To the holders of common shares of Willis Group Holdings Limited:
Willis Group Holdings Limited, a company organized under the laws of Bermuda, will hold a special court-ordered meeting of the holders of its common shares at One World Financial Center, 200 Liberty Street, New York, New York 10281-1003, commencing at 9:00 a.m. Eastern Time, on December 11, 2009 to vote:
1. to approve the scheme of arrangement between Willis Group Holdings Limited and its common shareholders (the “Scheme of Arrangement”). If the Scheme of Arrangement is approved and becomes effective, it will effect a transaction (the “Transaction”) pursuant to which each holder of Willis Group Holdings Limited common shares outstanding immediately before the Transaction is effected will receive ordinary shares of Willis Group Holdings Public Limited Company, an Irish company, with a par value of $0.000115 per share, on a one-for-one basis, in respect of such outstanding Willis Group Holdings Limited common shares; and
2. if the Scheme of Arrangement is approved, and in connection with the Scheme of Arrangement and the Reorganization (as defined in the proxy statement with respect to the Scheme of Arrangement) to approve the creation of distributable reserves of Willis Group Holdings Public Limited Company (through the reduction of the entire share premium account of Willis Group Holdings Public Limited Company or such lesser amount as may be determined by the board of directors of Willis Group Holdings Public Limited Company) that was previously approved by Willis Group Holdings Limited and the other current shareholders of Willis Group Holdings Public Limited Company (as described in the proxy statement).
If any other matters properly come before the meeting or any adjournments or postponements of the meeting occur, the persons named in the proxy card enclosed with the proxy statement will vote the shares represented by all properly executed proxies in their discretion.
All registered holders of Willis Group Holdings Limited common shares at the close of business on October 30, 2009 are entitled to notice of, and to vote at, the special court-ordered meeting and any adjournments or postponements thereof.
Either an admission ticket or proof of ownership of common shares, as well as a form of personal identification and proof of address, must be presented in order to be admitted to the meeting. Any shareholder who plans to attend the meeting, should vote their proxy, but keep the admission ticket and bring it to the meeting together with a form of personal identification and proof of address. Any shareholder whose shares are held in the name of a bank, broker or other holder of record and who plans to attend the special court-ordered meeting of Willis Group Holdings Limited common shareholders, must present proof of their ownership of common shares, such as a bank or brokerage account statement, together with a form of personal identification and proof of address, to be admitted to the meeting. Any shareholder who would rather have an admission ticket can obtain one by following the instructions in the proxy statement. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted at the meeting.
The special court-ordered meeting of Willis Group Holdings Limited common shareholders is being held in accordance with an order of the Supreme Court of Bermuda issued on October 23, 2009, which Bermuda law required Willis Group Holdings Limited to obtain prior to holding the meeting. If Willis Group Holdings Limited common shareholders approve the Scheme of Arrangement at the meeting, Willis Group Holdings Limited will make a subsequent application to the Supreme Court of Bermuda seeking sanction of the Scheme of Arrangement, which must be obtained as a condition to the Scheme of Arrangement becoming effective. Willis Group Holdings Limited expects the sanction hearing to be held on December 18, 2009 at 11:00 a.m. Bermuda time at the Supreme Court of Bermuda in Hamilton, Bermuda. A Willis Group Holdings Limited common shareholder who wishes to appear in person or by counsel at the sanction hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement may do so. In addition, the Supreme Court has wide discretion to hear from interested parties. Willis Group Holdings Limited will not object to the participation in the sanction hearing by any Willis Group Holdings Limited common shareholder who holds shares through a broker.
This notice incorporates the proxy statement of Willis Group Holdings Limited filed with the U.S. Securities and Exchange Commission on November 2, 2009.
By Order of the Board of Directors
Adam G. Ciongoli
Secretary
November 19, 2009
This communication is being made in respect of the proposed reorganization. In connection with the reorganization, Willis Group Holdings Limited filed with the SEC a proxy statement on November 2, 2009 and mailed the proxy statement to its shareholders. Shareholders are urged to read such proxy statement, which contains important information about the proposed transaction. The proxy statement is, and other documents filed or to be filed by Willis Group Holdings Limited with the SEC are or will be, available free of charge at the SEC’s web site (www.sec.gov) and at Willis Group Holdings Limited’s web site (www.willis.com). Shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents by directing a request by mail or telephone to Company Secretary, c/o Office of the General Counsel, Willis Group Holdings Limited, One World Financial Center, 200 Liberty Street, New York, New York 10281-1003 or (212) 915-8888.
Willis Group Holdings Limited and its directors and executive officers and other persons may be deemed participants in the solicitation of proxies in connection with the proposed reorganization. Information about these persons is set forth in Willis Group Holdings Limited’s proxy statement relating to its 2009 Annual General Meeting of Shareholders, as filed with the SEC on March 13, 2009. Information about the direct or indirect interests of the participants, by security holdings or otherwise, is set forth in the proxy statement filed and mailed to shareholders in connection with the reorganization.

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